FOR FURTHER INFORMATION:
Financial Relations Board Leslie Loyet (312) 640-6672 lloyet@frbir.com	Specialty Underwriters’ Alliance, Inc. Scott Goodreau (888) 782-4672 sgoodreau@suainsurance.com

FOR IMMEDIATE RELEASE
MONDAY, OCTOBER 29, 2007

SPECIALTY UNDERWRITERS’ ALLIANCE, INC. ANNOUNCES RESIGNATION OF CHIEF UNDERWRITING OFFICER

CHICAGO – October 29, 2007 – Specialty Underwriters’ Alliance, Inc. (NASDAQ: SUAI) has announced that William Loder, Chief Underwriting Officer, has resigned from the company effective January 1, 2008.

President and Chief Executive Officer Courtney Smith said, “Bill has been with us since our inception and has made significant contributions. He was instrumental in the initial building of our book of business and establishment of our underwriting infrastructure, and we wish him continued success. We look forward to the ongoing development of our organization as we continue to seek profitable premium growth.”

About Specialty Underwriters’ Alliance, Inc.
Specialty Underwriters’ Alliance, Inc., through its subsidiary SUA Insurance Company, is a specialty property and casualty insurance company providing commercial insurance products through exclusive wholesale Partner Agents that serve niche groups of insureds. These targeted customers require highly specialized knowledge due to their unique risk characteristics. Examples include tow trucks, professional employer organizations, public entities, and contractors. SUA’s innovative approach provides products and claims handling, allowing the Partner Agent to focus on distribution and customer relationships.

Safe Harbor Statement
The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. This release or any other written or oral statements made by or on behalf of the company may include forward-looking statements that reflect the company’s current views with respect to future events and financial performance. All statements other than statements of historical fact included in this release are forward-looking statements. Forward-looking statements can generally be identified by the use of forward-looking terminology such as “may,” “will,” “plan,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or their negative or variations or similar terminology. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause our actual results to differ materially from those indicated in these statements. We believe that these factors include but are not limited to ineffectiveness or obsolescence of our business strategy due to changes in current or future market conditions; increased competition on the basis of pricing, capacity, coverage terms or other factors; greater frequency or severity of claims and loss activity, including as a result of natural or man-made catastrophic events, than our underwriting, reserving or investment practices anticipate based on historical experience or industry data; the effects of acts of terrorism or war; developments in the world’s financial and capital markets that adversely affect the performance of our investments; changes in regulations or laws applicable to us, our subsidiaries, brokers or customers; acceptance of our products and services, including new products and services; changes in the availability, cost or quality of reinsurance and failure of our reinsurers to pay claims timely or at all; decreased demand for our insurance or reinsurance products; loss of the services of any of our executive officers or other key personnel; the effects of mergers, acquisitions and divestitures; changes in rating agency policies or practices; changes in legal theories of liability under our insurance policies; changes in accounting policies or practices; and changes in general economic conditions, including inflation and other factors. Forward-looking statements speak only as of the date on which they are made, and the company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

To learn more about Specialty Underwriters’ Alliance Inc., please visit www.suainsurance.com.